STRONG COMMON STOCK FUND
                             STRONG DISCOVERY FUND
                               STRONG GROWTH FUND
                             STRONG GROWTH 20 FUND
                              STRONG MID CAP FUND
                            STRONG OPPORTUNITY FUND
                             STRONG SMALL CAP FUND
                          STRONG SMALL CAP VALUE FUND

      Supplement to Statement of Additional Information dated May 1, 1998


Effective May 25, 1998, Mr. Scott Sindelar became the portfolio manager of the Strong Mid Cap and the Strong Small Cap Funds. The following information modifies the existing description about portfolio management found on page 47 of the Statement of Additional Information under the heading "Portfolio Management - Small Cap and Mid Cap Funds."

The Strong Small Cap Fund invests in companies with a market capitalization of $2 billion or less at the time of the Fund's investment. The Strong Mid Cap Fund invests in companies with a market capitalization of between $800 million and $5 billion at the time of the Fund's investment. The Funds invest primarily in stocks of companies with strong growth potential that are inexpensively priced.

In evaluating stocks for the portfolio, Strong Capital Management, Inc. (the "Advisor") looks for companies with strong management and a solid financial position. The Advisor generally focuses on firms that produce needed or proven products and are market leaders in growing industries.

The Funds will typically invest in 50 or fewer holdings.

An investment in the Funds offer you:

- A growth-oriented investment for long-term goals
- Experienced, research-intensive management
- A concentrated yet diversified investment approach.

Like all stock funds, the Funds are designed for investors whose goals are five years or more in the future.


  The date of this Statement of Additional Information Supplement is June 25,
                                     1998.